UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (707) 774-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2014, Enphase Energy, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its revolving credit facility with Wells Fargo Bank, N.A. (“Wells”). The amendment provides for an automatic extension of the maturity date of the facility from November 7, 2015 to November 7, 2016 if (a) the maturity of the Company’s term loan owed to Hercules Technology Growth Capital, Inc. (“Hercules”) is extended to February 7, 2017 or later, (b) the Hercules term loan is refinanced, renewed or otherwise replaced on terms reasonably acceptable to Wells or (c) the Company does not exercise its option to borrow additional term loans prior to the end of the availability period with respect to those additional term loans, which period ends on March 31, 2014 (without any extension of the availability period). As of the date of this filing, the Company has not borrowed any additional term loans under its facility with Hercules, and does not expect to borrow any additional term loans prior to the end of the availability period (or extend the availability period).

In addition, the Amendment (a) reduces the required undrawn availability component of the minimum liquidity covenant from $8 million to $5 million, and (b) increases certain flexibility within the calculation of the borrowing base.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.51 hereto.

Item 2.02. Results of Operations and Financial Condition.
On February 18, 2014, the Company issued a press release announcing the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Item 2.02 of the Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On February 13, 2014, Stoddard M. Wilson submitted his resignation from the Board of Directors (the “Board”) of the Company, effective immediately. Mr. Wilson served in the class of directors whose term of office expires at the Company’s 2016 Annual Meeting of Stockholders. Mr. Wilson’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
(d) Effective immediately upon Mr. Wilson’s resignation from the Board, the Board appointed Richard Mora to the Board, to serve in the class of directors whose term of office expires at the Company’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Mora’s appointment was recommended to the Board by the Nominating and Corporate Governance Committee of the Board. Mr. Mora was also named as a member of the Compensation Committee, effective immediately upon his appointment to the Board.
In accordance with the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”), Mr. Mora is entitled to receive a $35,000 annual retainer for service as a Board member and an annual retainer of $6,000 as a member of the Compensation Committee.
In connection with his appointment to the Board, Mr. Mora, as a non-employee director and pursuant to the Company’s 2011 Equity Incentive Plan and the Director Compensation Policy, was granted an option to purchase 39,109 shares of Common Stock (the “Option”) on February 13, 2014 (the “Appointment Date”). The Option vests in four equal annual installments beginning one year after the Appointment Date. The Option was granted with an exercise price equal to $7.30, the fair market value of the Company’s common stock on the date of the grant.
The Company also entered into its standard form of indemnification agreement with Mr. Mora (the “Indemnification Agreement”). The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Mora, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.
The Company’s standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 333-174925), as amended, as filed on August 24, 2011.
There are no arrangements or understandings between Mr. Mora and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Mora and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Mora and the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
10.51
Amendment No. 1 to Credit Agreement dated, February 14, 2014, by and among the lenders identified on the signature pages thereof, Wells Fargo Bank, N.A., as an agent for the lenders, and Enphase Energy, Inc.

99.1	Press release of the Company dated February 18, 2014, entitled “Enphase Energy Improves Financial Performance Driven by Strong Business Momentum.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014	ENPHASE ENERGY, INC.
	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
10.51
Amendment No. 1 to Credit Agreement dated, February 14, 2014, by and among the lenders identified on the signature pages thereof, Wells Fargo Bank, N.A., as an agent for the lenders, and Enphase Energy, Inc.

99.1	Press release of the Company dated February 18, 2014, entitled “Enphase Energy Improves Financial Performance Driven by Strong Business Momentum.”